SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

Xtrackers Russell 1000 US Quality at a Reasonable Price ETF (QARP)
The fund is classified as “diversified.” All references to the fund being non-diversified are hereby deleted.
The following replaces the existing similar disclosure contained under the “MAIN RISKS” heading in the fund’s summary prospectus and the summary section of the fund's prospectus:
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
The following replaces the existing similar disclosure contained under the “MAIN RISKS” heading in the “FUND DETAILS” section of the fund’s prospectus:
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Please Retain This Supplement for Future Reference
April 6, 2021
PROSTKR21-14